                                                                  EXECUTION COPY


                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of January 8, 2003, is by and among PLATO Learning, Inc., a Delaware corporation ("PLI"), PLATO, Inc., a Delaware corporation ("PI"), CyberEd, Inc., a Nevada corporation ("CyberEd"), TeachMaster Technologies, Inc., a South Dakota corporation ("TeachMaster"), NetSchools Corporation, a Delaware corporation ("NetSchools" and collectively with PLI, PI, CyberEd and TeachMaster, the "Borrowers" and each, a "Borrower"), the banks at any time party hereto (individually, a "Bank" and, collectively, the "Banks") and Wells Fargo Bank, National Association, a national banking association ("Wells Fargo"), one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

         1. The Banks and the Borrowers entered into a Credit Agreement dated as of December 20, 2001 (the "Credit Agreement"); and

         2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Banks have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

         2.1. DEFINITIONS. The definitions of "Debt Service Coverage Ratio", "Maturity Date" and "Permitted Redemptions" contained in Section 1.1 of the Credit Agreement are amended to read in their entireties as follows:

         "Debt Service Coverage Ratio" means

         (a) for the periods of four consecutive fiscal quarters ending on or about January 31, 2003, April 30, 2003, and July 31, 2003, the ratio of:

              i. EBITDA for each period of twelve consecutive months plus Rent
                 Expense for such period minus any cash paid for federal, state, local and/or foreign income taxes during such period minus any cash expenditures for purchase, redemption or retirement of any stock of any class of the Borrower or cash dividends or any other cash distributions made on account of any stock of any class of the Borrower during such period (other than Permitted Redemptions);

                 to

             ii. the sum of Interest Charges for such period plus Rent Expense for such period plus scheduled principal payments on Debt during such period;

         (b) for the periods of four consecutive fiscal quarters ending on or about October 31, 2003, and each period of four consecutive fiscal quarters ending thereafter, the ratio of:

             i. EBITDA for each period of twelve consecutive months plus Rent Expense for such period minus Capital Expenditures during such period minus any cash paid for federal, state, local and/or foreign income taxes during such period minus any cash expenditures for purchase, redemptions or retirement of any stock of any class of the Borrower or cash dividends or any other cash distributions made on account of any stock of any class of the Borrower during such period (other than Permitted Redemptions);

                 to

             ii. the sum of Interest Charges for such period plus Rent Expenses for such period plus scheduled principal payments on Debt during such period.

         "Maturity Date" means July 1, 2004.

         "Permitted Redemptions" means repurchase and redemption of shares of stock of PLI, provided that: (a) no Default or Event of Default has occurred and continued at the time of such repurchase and redemption; (b) except as permitted under (c) below, the number of repurchased and redeemed shares shall not exceed the number of shares of PLI issued to employees and officers of PLI, and the aggregate purchase price of all such shares repurchased or redeemed shall not exceed $2,000,000 per fiscal year, and (c) aggregate purchase price of all shares repurchased or redeemed may exceed $2,000,000 per fiscal year but shall not exceed $3,500,000 in the aggregate after October 31, 2002, if (i) such repurchase and redemption is conducted in accordance with the redemption program approved by the Board of Directors of PLI; (ii) proceeds of the Advances hereunder shall not be used to fund any of such repurchase and redemption; and
(iii) at the time of all such repurchases and redemptions, before and after giving effect thereto PLI shall own assets consisting of cash, bank deposits, certificates of deposit and other cash equivalent assets acceptable to the Agent in amounts not less than $25,000,000.

         2.2. CAPITAL EXPENDITURES. Section 6.18 of the Credit Agreement is amended to read in its entirety as follows:

         Section 6.18. Capital Expenditures. Make Capital Expenditures during any fiscal year, in an aggregate amount in excess of $10,000,000.

         2.3. CONSOLIDATED TANGIBLE NET WORTH. Section 6.19 of the Credit Agreement is amended to read in its entirety as follows:

         Section 6.19. Consolidated Tangible Net Worth. Permit its Consolidated Tangible Net Worth at any time to be less than the sum of (a) $55,000,000, plus
(b) 90% of the aggregate amount of the consolidated net income of the Borrowers, determined in accordance with GAAP, for each quarter ending on or after January 31, 2003, through the end of the most recently-ended fiscal quarter, without giving effect to any net loss for any such fiscal quarter, and minus (c) the amount of Permitted Redemptions actually made after October 31, 2002.

         2.4. DEBT SERVICE COVERAGE RATIO. Section 6.20 of the Credit Agreement is amended to read in its entirety as follows:

         Section 6.20. Debt Service Coverage Ratio. Permit the Debt Service Coverage Ratio, as of the end of each of the following periods, to be less than the following amounts with respect to each such period:

         (a) 1.40 to 1.00 for the periods of four consecutive fiscal quarters ending on or about January 31, 2003, and April 30, 2003;

         (b) 3.50 to 1.00 for the period of four consecutive fiscal quarters ending on or about July 31, 2003; and

         (c) 2.00 to 1.00 for the period of four consecutive fiscal quarters ending on or about October 31, 2003, and each period of four consecutive fiscal quarters ending thereafter.

         SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by each Borrower of, and compliance by each Borrower with, the following:

         3.1. This Amendment duly executed by each Borrower.

         3.2. A Joinder Agreement whereby NetSchools becomes a Borrower under the Credit Agreement, in form and substance satisfactory to the Agent, duly executed by NetSchools (the "Joinder Agreement").

         3.3. Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

         3.4. A good standing certificate for each Borrower from the State of its incorporation issued not more than 10 days prior to the date of this Amendment.

         3.5. The Borrowers shall have paid the Agent an upfront fee in the amount of $12,500.

         3.6. The Borrowers shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

         SECTION 4. CONDITION SUBSEQUENT.

         4.1. Each of PLI, PI, CyberEd and TeachMaster agrees to deliver to the Agent, and agrees that any failure to do so within 30 days of the date of this Amendment, shall constitute an Event of Default under the Credit Agreement, a copy of the resolutions of the Board of Directors of each Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of such Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of such Borrower dated December 19, 2001, and (ii) identifying each officer of such Borrower authorized to execute this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

         4.2. NetSchools agrees to deliver the following documents to the Agent, and agrees that any failure to do so within 30 days of this Amendment shall constitute an Event of Default under the Credit Agreement.

         (a) A Security Agreement duly executed by NetSchools.

         (b) Current searches of appropriate filing offices showing that no state or federal tax liens have been filed and remain in effect against NetSchools, and that no financing statements or other notifications or filings have been filed and remain in effect against NetSchools, other than those for which the Agent has received an appropriate release, termination or satisfaction or those permitted in accordance with Section 6.1.

         (c) A copy of the resolutions of the Board of Directors of NetSchools authorizing the execution, delivery and performance of this Amendment and the Joinder Agreement certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary
(i) certifying that the attached copies of the Certificate of Incorporation or Bylaws of NetSchools are true and accurate copies of the same, and (ii) identifying each officer of NetSchools authorized to execute this Amendment, the Joinder Agreement and the Amendment Documents, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

         (d) Certificates of the insurance required under the Security Agreement, naming the Agent, as collateral agent for all Banks, as loss payee thereunder, together with an acceptable lender's loss payable endorsement.

         SECTION 5. DEFAULTS AND WAIVERS.

         5.1. EVENTS OF DEFAULT.

         (a) Capital Expenditures. Under Section 6.18 of the Credit Agreement, the Borrowers agreed not to make Capital Expenditures in an aggregate amount in excess of $8,500,000 during the fiscal year ending on or about October 31, 2002. The Borrowers have advised the Agent that, for the fiscal year ending on or about October 31, 2002, it was not in compliance with this covenant.

         (b) Consolidated Tangible Net Worth. Under Section 6.19 of the Credit Agreement, the Borrowers agreed not to permit its Consolidated Tangible Net Worth at any time to be less than the sum of (a) $75,000,000, plus (b) 90% of the aggregate amount of consolidated net income of the Borrowers, determined in accordance with GAAP, for each quarter ending on or after January 31, 2002, through the end of the most recently-ended fiscal quarter, without giving effect to any net loss for any such fiscal quarter, and minus (c) the amount of Permitted Redemptions actually made after the date of the Credit Agreement. The Borrowers have advised the Agent that as of October 31, 2002 it was not in compliance with this covenant.

         (c) Debt Service Coverage Ratio. Under Section 6.20 of the Credit Agreement, the Borrowers agreed not to permit the Debt Service Coverage Ratio for any period of four consecutive fiscal quarters to be less than 2.00 to 1.00. The Borrowers have advised the Agent that for the period of four consecutive fiscal quarters ending on October 31, 2002, it was not in compliance with this covenant.

         5.2. WAIVER. Upon the date on which this Amendment becomes effective, the Agent hereby waives the Borrowers' Defaults and Events of Default described in the preceding Sections 4.1(a) through 4.1(c) (the "Existing Defaults"). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Agent of any other term, condition, representation or covenant applicable to each Borrower under the Credit Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Agent of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon with any Borrower may rely in the future, and each Borrower hereby expressly waives any claim to such effect.

         SECTION 6. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

         6.1. REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent.

         6.2. AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Agent. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Agent.

         6.3. NO ADVERSE CLAIM. Each Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of any Bank with respect to the Obligations.

         SECTION 7. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. Each Bank and each Borrower acknowledges and affirms that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Each Borrower confirms to the Banks that the Obligations are and continue to be secured by the security interest granted by each Borrower in favor of the Banks under the Security Agreements dated as of December 20, 2001, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of each Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by each Borrower.

         SECTION 8. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

         SECTION 9. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         SECTION 10. SUCCESSORS. The Amendment Documents shall be binding upon each Borrower and each Bank and their respective successors and assigns, and shall inure to the benefit of each Borrower and each Bank and the successors and assigns of each Bank.

         SECTION 11. LEGAL EXPENSES. As provided in Section 9.4 of the Credit Agreement, the Borrowers jointly and severally agree to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of each Borrower under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of each Borrower shall survive any termination of the Credit Agreement.

         SECTION 12. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         SECTION 13. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         SECTION 14. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THE LAW OF ANY OTHER JURISDICTION APPLIES AS TO THE PERFECTION OR ENFORCEMENT OF ANY SECURITY INTEREST IN ANY COLLATERAL AND EXCEPT TO THE EXTENT EXPRESSLY PROVIDED TO THE CONTRARY IN ANY AMENDMENT DOCUMENT.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.



                    PLATO LEARNING, INC.


                    By:  ______________________________
                    Title: _____________________________

                    PLATO, INC.


                    By:  ______________________________
                    Title: _____________________________


                    CYBERED, INC.


                    By:  ______________________________
                    Title: _____________________________

                    TEACHMASTER TECHNOLOGIES, INC.


                    By:  ______________________________
                    Title: _____________________________

                    NETSCHOOLS CORPORATION


                    By:  ______________________________
                    Title: _____________________________


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                    as Bank and as Agent


                    By:  _______________________________
                    Title: ______________________________




                                      S-1